UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

TECHNOLOGY SOLUTIONS COMPANY
(Exact name of Registrant as specified in its charter)

Incorporated in the State of Delaware
Commission File Number 0—19433
Employer Identification No. 36-3584201

205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 228-4500

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Press Release

ITEM 5. OTHER EVENTS

On July 31, 2003, Technology Solutions Company (the “Company”) issued a press release relating to its financial results for the second quarter ended June 30, 2003. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits. The following exhibits are filed with this report:

99.1 Text of Press Release, dated July 31, 2003, titled Technology Solutions Company Announces Second Quarter Financial Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date:	July 31, 2003	By:	/s/ TIMOTHY P. DIMOND

Timothy P. Dimond
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated July 31, 2003, titled Technology Solutions Company Announces Second Quarter Financial Results.